UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2026

Forum Markets, Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-38105	90-1890354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2875 South Ocean Blvd, Suite 100 Palm Beach, FL	33480
(Address of Principal Executive Offices)	(Zip Code)

(650) 507-0669

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FRMM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 29, 2026, the Board of Directors (the “Board of Directors”) of Forum Markets, Incorporated (the “Company”) approved an amendment to the Company’s existing share repurchase program (the “Repurchase Program”), which was scheduled to terminate on June 30, 2026. Pursuant to the amendment, the Repurchase Program has been extended for one year, through June 30, 2027. The Board of Directors also approved expanding the program to expressly authorize the Company to effect repurchases through derivative transactions, in addition to other methods of repurchase that may be available to the Company from time to time. The Board of Directors also reduced the aggregate repurchase authorization under the Repurchase Program from $250 million to $100 million. As of June 29, 2026, the Company had 13,210,145 shares of common stock outstanding.

The Board of Directors will determine the actual timing, number, and value of any shares repurchased under the Repurchase Program in its discretion using factors such as, but not limited to, stock price, trading volume, general market conditions, and the ongoing assessment of the Company’s capital needs. There is no assurance of the number or aggregate price of any shares that the Company will repurchase. The Repurchase Program may be extended, suspended, or terminated at any time by the Board of Directors.

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include all statements other than statements of historical fact, including but not limited to statements about whether or how the Company may repurchase shares under the Repurchase Program or how many shares, if any, the Company may repurchase. Additional information regarding factors that could materially affect results and the accuracy of the forward-looking statements contained herein may be found in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on April 1, 2026 and Form 10-Q for the quarter ended March 31, 2026, filed with the SEC on May 15, 2026, and in our subsequent filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORUM MARKETS, INCORPORATED

Date: June 30, 2026	By:	/s/ McAndrew Rudisill
		Name:	McAndrew Rudisill
		Title:	Chief Executive Officer

2